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                                                                    EXHIBIT 10.2

                      SCHEDULE OF CERTAIN OFFICERS WHO ARE
                        PARTIES TO EMPLOYMENT AGREEMENTS

Walden W. O'Dell

Eric C. Evans

Gregory T. Geswein

Michael J. Hillock

David Bucci

Thomas W. Swidarski

James L. M. Chen

Warren W. Dettinger

Jack E. Finefrock

Bartholomew J. Frazzitta

Charee Francis-Vogelsang

Larry D. Ingram

Kevin J. Krakora

Dennis M. Moriarty

Anthony J. Rusciano

Charles B. Scheurer

Robert J. Warren

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